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                                                                EXHIBIT 10.20

                               FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                 THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into this 5th day of January, 1996, by and between FALCONITE, INC., an Illinois corporation ("Borrower"), and CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Lender").

                              W I T N E S S E T H:

                 WHEREAS, Borrower and Lender have heretofore entered into that certain Revolving Credit and Term Loan Agreement dated October 5, 1995 (the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

                 WHEREAS, Borrower desires to borrow an additional sum of Two Million Dollars ($2,000,000.00) from Lender; and

                 WHEREAS, Borrower and Lender desire to amend the Loan Agreement in the manner hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                 1.       The definition of "Continuing Guaranty" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Continuing Guaranty" shall mean that certain
                 Continuing Guaranty dated October 5, 1995, and executed by the Guarantors in favor of Lender (an unexecuted copy of which is attached hereto as Exhibit F), as amended by that certain First Amendment to Continuing Guaranty dated January 5,
                 1996 (an unexecuted copy of which is attached hereto as Exhibit F-1), and as the same may from time to time be further amended, modified, extended or renewed."

                 2.       The definition of "Eligible Accounts" set forth in
Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Eligible Accounts" shall mean, at the time of any
                 determination thereof, each Account as to which the following requirements have been fulfilled to the reasonable satisfaction of Lender:

                          (i) Borrower has lawful and absolute title to such
                 Account;
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                          (ii) such Account arose from a transaction in the
                 ordinary course of business of Borrower;

                          (iii) such Account is a valid, legally enforceable
                 obligation of the Account Debtor for goods or services previously sold, leased, rented or rendered to such Account Debtor;

                          (iv) such Account is evidenced by an invoice rendered
                 to the Account Debtor and such Account is not evidenced by any chattel paper, promissory note or other instrument;

                          (v) such Account does not represent a progress
                 billing. For the purposes of this definition, "progress billing" shall mean any invoice for goods or services sold or services rendered under contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon Borrower's completion of any further performance under the contract or agreement;

                          (vi) such Account is not conditional such as those
                 accounts commonly known as "bill and hold accounts" or accounts of a similar or like arrangement;

                          (vii) such Account did not arise from a transaction
                 whereby it is subject to a "consignment sale", a "sale on approval" or a "sale or return" arrangement;

                          (viii) such Account does not remain unpaid for more
                 than, and is not due and payable more than, (A) ninety (90) days from the invoice date for all Accounts other than Accounts owed by The Carbide/Graphite Group, Inc. or the Tennessee Valley Authority, (B) one hundred twenty (120) days from the invoice date for all Accounts owed by The Carbide/Graphite Group, Inc. or (C) one hundred fifty (150) days from the invoice date for all Accounts owed by the Tennessee Valley Authority;

                          (ix) no Account Debtor in respect to such Account, if
                 it is owing to Borrower on any Accounts that have remain unpaid for more than (A) ninety (90) days from the invoice date for all Account Debtors other than The Carbide/Graphite Group, Inc. or the Tennessee Valley Authority, (B) one hundred twenty (120) days from the invoice date for The Carbide/Graphite Group, Inc. or (C) one hundred fifty (150) days from the invoice date for the Tennessee Valley Authority, has more than Twenty Percent (20%) of the aggregate dollar value of Accounts owed by such Account Debtor remaining unpaid for more than (A) ninety (90) days from the invoice date for all Account Debtors other than The Carbide/Graphite Group, Inc. or the Tennessee Valley Authority, (B) one hundred twenty
                 (120) days from the invoice date for The





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                 Carbide/Graphite Group, Inc. or (C) one hundred fifty (150)
                 days from the invoice date for the Tennessee Valley Authority;

                          (x) such Account is not subject to any dispute,
                 offset, counterclaim, discount (except for prompt payment discounts that do not exceed Two Percent (2%) of the invoice amount) or other claim or defense on the part of the Account Debtor or to any claim on the part of the Account Debtor denying liability under such Account;

                          (xi) Borrower has not extended the time for payment
                 of such Account;

                          (xii) in respect to an Account owing by an Account
                 Debtor located in New Jersey, Minnesota or West Virginia, Borrower has filed all legally required Notice of Business Activities Reports with the New Jersey Division of Taxation, the Minnesota Department of Revenue or the West Virginia Tax Commissioner, as the case may be, or Borrower is otherwise exempt from such reporting requirements under the laws of such State(s);

                          (xiii) no Account Debtor in respect of such Account
                 is (A) conducting business in any jurisdiction located outside the United States of America, (B) an Affiliate of Borrower,
                 (C) any Governmental Authority, domestic or foreign (other than the Tennessee Valley Authority) or (D) the subject of a proceeding under any Debtor Laws;

                          (xiv) Borrower has the full and unqualified right to
                 assign and grant a security interest in such Account to Lender as security for the Obligations;

                          (xv) such Account is subject to a fully perfected
                 first priority security interest in favor of Lender pursuant to the Security Agreement, prior to the rights of, and enforceable as such against, any other Person;

                          (xvi) such Account is not subject to any Lien in
                 favor of any Person other than the Lien of Lender pursuant to the Security Agreement; and

                          (xvii) Lender has not otherwise advised Borrower that
                 such Account (or Account Debtor) is, in its sole discretion, ineligible."

                3. The definition of "Life Insurance Assignment" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Life Insurance Assignment" shall mean (i) that
                 certain Assignment of Life Insurance Policy as Collateral dated October 5, 1995, and executed by Michael A.





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                 Falconite in favor of Lender (an unexecuted copy of which is attached hereto as Exhibit G), as the same may from time to time be amended, modified, extended or renewed and/or (ii) that certain Assignment of Life Insurance Policy as Collateral dated January 5, 1996, and executed by Michael A. Falconite in favor of Lender (an unexecuted copy of which is attached hereto as Exhibit G-1), as the same may from time to time be amended, modified, extended or renewed."

                 4. The definition of "Term Loan Commitment" set forth in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          ""Term Loan Commitment" shall mean the sum of Nine
                 Million Dollars ($9,000,000.00)."

                 5. Sections 3.01 and 3.02 of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:

                          "Section 3.01.  Term Loan Commitment.  Lender made
                 Borrower a term loan in the amount of Seven Million Dollars ($7,000,000.00) on October 13, 1995, and, subject to the terms and conditions of this Agreement and so long as no Default or Event of Default under this Agreement has occurred, Lender agrees to loan Borrower an additional sum of Two Million Dollars ($2,000,000.00) on or about January 8, 1996, and thereby increase the amount of said term loan from Seven Million Dollars ($7,000,000.00) to Nine Million Dollars ($9,000,000.00) (said term loan as so increased is hereinafter referred to as the "Term Loan").

                          Section 3.02.  Term Note.  The Term Loan made under

                 Section 3.01 hereof by Lender shall be evidenced by a Term Loan Promissory Note of Borrower dated October 5, 1995, and payable to the order of Lender in the original principal amount of Seven Million Dollars ($7,000,000.00) in the form attached hereto as Exhibit B and incorporated herein by reference, as amended by a First Amendment to Term Loan Promissory Note dated January 5, 1996, in the form attached hereto as Exhibit B-1 and incorporated herein by reference (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Term Note")."

                 6. Section 3.04 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "Section 3.04.  Principal Payments.  Principal on the
                 Term Note shall be due and payable in nine (9) consecutive monthly installments as follows: three (3) equal consecutive monthly installments in the amount of





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                 One Hundred Sixteen Thousand Six Hundred Sixty-Six and 67/100
                 Dollars ($116,666.67) each, due and payable on the last day of each calendar month commencing October 31, 1995; five (5) equal consecutive monthly installments in the amount of One Hundred Fifty Thousand Dollars ($150,000.00) each, due and payable on the last day of each calendar month commencing January 31, 1996; with the ninth (9th) and final installment in the amount of the then outstanding and unpaid principal balance of the Term Note due and payable on the Maturity Date. In addition to the scheduled monthly principal payments set forth above, if at any time the Borrowing Base as shown on the most recent Borrowing Base Certificate submitted to Lender pursuant to Section 8.01(c) should be less than Zero Dollars ($0.00), Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately either (i) make a permanent prepayment on the Term Note in an amount sufficient to increase the amount of the Borrowing Base to at least Zero Dollars ($0.00) or (ii) pledge cash or cash equivalents with Lender as additional collateral for the Term Loan in an amount at least equal to the difference between the amount of the Borrowing Base and Zero Dollars ($0.00)."

                 7. Exhibits B-1, F-1 and G-1 attached to this Amendment are hereby added as Exhibits B-1, F-1 and G-1 to the Loan Agreement.

                 8. Exhibit I attached to the Loan Agreement is hereby deleted in its entirety and the Exhibit I attached to this Amendment is substituted in lieu thereof.

                 9. Lender hereby acknowledges that the accounting firm of Williams, Williams and Lentz is satisfactory to Lender for purposes of the Loan Agreement.

                 10. Pursuant to Section 9.03 of the Loan Agreement, Lender hereby consents to Borrower's acquisition of all or substantially all of the assets of the Large Area Rentals division of Lucas and Sons Construction, Inc.

                 11. Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and all other agreements, documents and instruments relating to the amendment of Borrower's existing credit facilities with Lender (collectively, the "Amendment Documents"). Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery or recording of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and





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searches.  All of the obligations of Borrower under this Paragraph 11 shall survive the payment of the Borrower's Obligations and the termination of the Loan Agreement.

                 12. All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

                 13. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 14. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

                 15. Borrower hereby represents and warrants to Lender that:

                          (a)     the execution, delivery and performance by
Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party;

                          (b)     the execution, delivery and performance by
Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                          (c)     this Amendment has been duly executed and
delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                          (d)     as of the date hereof, all of the
representations, warranties and covenants of Borrower set forth in the Loan Agreement are true and correct and no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

                 16. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.





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                 17.      This Amendment shall be governed by and construed in
accordance with the substantive laws of the Commonwealth of Kentucky (without reference to conflict of law principles).

                 IN WITNESS WHEREOF, Borrower and Lender have executed this First Amendment to Revolving Credit and Term Loan Agreement this 5th day of January, 1996.

                                FALCONITE, INC.




                                By      /s/ Michael A. Falconite
                                  --------------------------------------------
                                Name:     Michael A. Falconite
                                     -----------------------------------------
                                Title:    President
                                      ----------------------------------------


                                CITIZENS BANK & TRUST COMPANY OF PADUCAH



                                By    /s/ Scott A. Houston
                                  --------------------------------------------
                                Name:    Scott A. Houston
                                     -----------------------------------------
                                Title:   Vice President
                                      ----------------------------------------






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